                       MORGAN GRENFELL INVESTMENT TRUST
                            DISTRIBUTION AGREEMENT


                                  Appendix A
                       Revised as of: February 28, 2001

                                                                             Distribution                    Investment
Series                                                Class                      Fee                            Fee*
--------------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                  Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                   Investment                     None                          0.25%
--------------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                     Premier                      None                          None
--------------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                     Class A                      0.25%                         None
--------------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                     Class B                      0.75%                         0.25%
--------------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                     Class C                      0.75%                         0.25%
--------------------------------------------------------------------------------------------------------------------------
European Equity Fund                              Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
European Equity Fund                               Investment                     None                          0.25%
--------------------------------------------------------------------------------------------------------------------------
European Equity Fund                                 Premier                      None                          None
--------------------------------------------------------------------------------------------------------------------------
European Equity Fund                                 Class A                      0.25%                         None
--------------------------------------------------------------------------------------------------------------------------
European Equity Fund                                 Class B                      0.75%                         0.25%
--------------------------------------------------------------------------------------------------------------------------
European Equity Fund                                 Class C                      0.75%                         0.25%
--------------------------------------------------------------------------------------------------------------------------
International Small Cap Equity Fund               Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                      Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
Global Fixed Income Fund                          Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                   Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Fund                        Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                 Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                  Investment                     None                          0.25%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Fixed Income Fund                      Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                               Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                                Investment                     None                          0.25%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Bond Fund                    Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Bond Fund                     Investment                     None                          0.25%
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                              Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                               Investment                     None                          0.25%
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                                 Premier                      None                          None
--------------------------------------------------------------------------------------------------------------------------
Smaller Companies Fund                            Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
Smaller Companies Fund                             Investment                     None                          0.25%
--------------------------------------------------------------------------------------------------------------------------
Micro Cap Fund                                    Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------
Micro Cap Fund                                     Investment                     None                          0.25%
--------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                               Premier                      None                          None
--------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                            Institutional                   None                          None
--------------------------------------------------------------------------------------------------------------------------

* as a percentage of average net assets